Energy Recovery Inc

Investor Presentation

June 5, 2012

April 4, 2012

Safe Harbor

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

Who We Are – ERI (NASDAQ: ERII)



- Over a decade of experience
- A proven technology with hundreds of references
- A global market leader with 70% market share
- Tackling global problem of water & energy
- Saving ~10B kWh / year

ERI saves clients over

$1 billion per year

in energy costs

Our Vision

To make industrial processes greener and more profitable by transforming fluid flows into reusable energy.

Industrial profitability and environmental responsibility

The world's leading energy recovery company focused on industrial fluid flows.


OUR VISION:
Transform the world's untapped energy into reusable energy

Continuous innovation and collaboration with industry

Passion for the environment, engineering, and economics

ERI

What Problem We Solve



- Most industrial processes run sub-optimally
- Fluids are currently pumped inefficiently
- Industrial processes **waste hundreds of billions of dollars in fluid energy**

Our technology harnesses the world's untapped energy from fluid flows



Desalination Without Energy Recovery


MEMBRANE
HIGH PRESSURE PUMP
100%

Our Solution

Desalination With Energy Recovery


ERI-PX® Technology
MEMBRANE
High-pressure pump flow
40%
ERI

- PX solution recycles lost pressure energy from the waste stream at **98% efficiency**
- Less pumping energy required
- Generates ~60% energy savings.

Our Technology is Special



ERI

Best Economic Solution in Energy Recovery. Ever.

- Highest Efficiency Design
- Ceramic Material Science Advantage
- Simple, Plug-n-Play Solution
- Extreme Durability – Zero Maintenance for 25 years
- Numerous U.S. and International Patents

12,000 Devices in 30+ Countries on 7 Continents
A Leader in This Industry Worldwide


HEADQUARTERS
San Leandro, California, USA
Madrid, Spain
Dubai, UAE
Shanghai, China
Sales Offices
Device Installations
Future Growth Markets

Clients Include the World's Largest Companies

Inima
Grupo OHL

BEFESA

aqualia

DOOSAN

suez environnement
Degrémont

Hyflux™

Valoriza
Agua

TOYOBO

acciona
Agua

Aquatech

IDE
technologies ltd.

AQUA
ENGINEERING

GE Water & Process Technologies

Cadagua

VEOLIA
WATER

Technology is tested and proven

ERI

Most Advanced Product with Highest Cost Efficiency



CAPITAL COST
H
Isobaric Technologies
98%
ERI
FLOWSERVE
ENERGY SAVINGS/
EFFICIENCY
L
H
ERI
FEDCO
L
Centrifugal Technologies
80%

Fundamentals for Desalination are Strong

Desalination Market Size (1980 – 2015)



Additional RO capacity (m3/d)
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
Collapse of Credit Markets
1980
1985
1990
1995
2000
2005
2010
2015

Source: GWI Market Forecast (March 2012)

ERI Well Positioned to Lead the Market in Recovery


Global capital expenditure on ERDs
In thousands
GWI ERD Market – Actual
GWI ERD Market – Forecast
$200,000
$150,000
$100,000
$50,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Collapse of Credit Markets
Expected Industry Growth of 25%+
Emerging Markets in China, India, Oman, Qatar…
Demand for water for industrial processes

Source: GWI Market Forecast (March 2012)

ERI Also Affected by Deep Recession



Revenue
EPS - diluted
In thousands
Collapse of Credit Markets
Earnings per-share diluted
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)
$(0.40)
$(0.50)
$(0.60)
$0.01
$(0.02)
$0.02
$0.06
$0.14
$0.18
$0.07
$(0.07)
$(0.50)
$4,045
$4,047
$10,689
$20,058
$35,414
$52,119
$47,014
$45,853
$28,047
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 *

*In accordance with guidance communicated on 3/8/2012

3 key Initiatives by ERI

1. Streamline Costs
2. Repositioning
3. Diversification




1. Streamline Costs

We Are a Leaner Company

Initiative	Result
• Consolidation of Production Operations:	• $2.5M annual ongoing savings (7% savings on total manufacturing overhead and operating expense)
• Vertical integration and Increased Utilization of Ceramics Manufacturing:	• $1.5M annual savings (7% savings on COGS)
• Reduction of Corporate Overhead:	• $3.5M annual ongoing savings exclusive of restructuring charges (12% savings on operating expense)

Significant Operational Efficiency

Repositioned Product with Clear Economic Savings


1. Streamline Costs
2. Repositioning

New Value Proposition focused on total economics


90%
Market Share Over Past 10 Months

- Best Economic Solution in Energy Recovery. Ever.
- Lowest Lifecycle Costs
- Plant Uptime 99.8% Availability Advantage
- Highest Guaranteed Efficiencies – up to 97.2%
- Extreme Durability with a 25 Year Lifetime Design

Leveraging Strength to Diversify into New Markets



1. Streamline Costs
2. Repositioning
3. Diversification

Stage 1
Desalination



$200 M ADDRESSABLE MARKET

Stage 2
Oil & Gas



$1B ADDRESSABLE MARKET

Stage 3



Water
Mining
Chemical / Food Processing
Ceramics

$1.2B ADDRESSABLE MARKET

New markets worth est. $2.4 Billion

With Early Success to Show in New Markets



Significant progress in new Oil & Gas market

- Maintaining Technology Lead
  - Over $3.5 M in R&D
- The Right Partners
  - Partnerships with 3 of the world's largest oil giants on 3 continents
- Early traction
  - 5 devices scheduled to be shipped before year-end



Expect revenue results in 2013

ERI Well Positioned to Lead the Market in Recovery


ERI Revenue
ERI Revenue (5-Year Strategic Forecast)
Addition of Diversified Markets (e.g. Oil & Gas)
In thousands
$200,000
$150,000
$100,000
$50,000
2004
2005
2006
2008
2009
2010
2011
2012*
2013
2014
2015
2016
2017
ERI GROWTH
• Well-positioned for rebound
• Expect to maintain dominant position
• Establish a strong foothold in new markets

*In accordance with guidance communicated on 3/8/2012

ERI ENERGY RECOVERY INC


THANK YOU!

ERI Key Financial Metrics

	2011	2010	VAR	2010
Revenue	$28,047	$45,853	-38.8%	$45,853
Gross Margin %	27.8%	48.14%	-20.3%	0.00%
EBIT %	-90.2%	-10.96%	-79.2%	0.00%
Net Income	($26,443)	($3,608)		($3,608)
EPS	($0.50)	($0.07)	($0.43)	($0.07)
Cash & Equivalents	$52,330	$62,218	($9,888)	$59,974
Shares Outstanding	52.6	52.6	0.0	52.6
Market Cap ($ in M)	$135.8	$192.5	($56.7)	$0.0